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                                                                 EXHIBIT 10.39.3
When Recorded
Return To:

Placer Dome U.S. Inc.
240 So. Rock Blvd., Ste. 117
Reno, Nevada  89502
       Attention:  Land/Legal Mgr.
_______________________________________________________________________________
A.P.N. (Unpatented Mining Claims)

                                  CORPORATION
                                  -----------
                         GRANT, BARGAIN AND SALE DEED
                         ----------------------------
                          (Unpatented Mining Claims)

     Inland Resources Inc., a Washington corporation, formerly doing business as Inland Gold and Silver Corp. ("Grantor"), in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, bargain, sell and convey to Placer Dome U.S. Inc. a California corporation ("Grantee") those certain unpatented mining claims located in Lander County, Nevada, and more particularly described in Exhibit "A" attached hereto.

     Together with all and singular the tenements, hereditaments, appurtenances, the reversion and reversions, remainder and remainders, rents, issues and profits thereof.

     To have and to hold, all and singular, the above-mentioned and described property unto Grantee, its successors and assigns forever.

     In witness whereof, Grantor has caused its corporate name to be hereto affixed by its representative duly authorized pursuant to a corporate resolution of its Board of Directors this 30th day of December, 1996.

                                INLAND RESOURCES INC., a Washington
                                corporation formerly doing business as Inland Gold and Silver Corp.

                                By
                                  ---------------------------------------
                                 Its
                                    -------------------------------------

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                        CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF ___________________     )
                                 )  ss.
COUNTY OF __________________     )

     This instrument was acknowledged before me on ____________________, 1996, by _________________, on behalf of Inland Resources Inc.



                                        -------------------------------------
                                        NOTARY PUBLIC

                                        (My Commission Expires:___________)

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                                  EXHIBIT "A"


                           UNPATENTED MINING CLAIMS

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